                                                               EXHIBIT (a)(1)(N)


                          SECOND AMENDED AND RESTATED

                             LETTER OF TRANSMITTAL

                                      FOR


                           TENDER OF UP TO 10,350,000

                          9.00% EQUITY SECURITY UNITS

                                       OF

                              EL PASO CORPORATION
                                IN EXCHANGE FOR
                       2.5063 SHARES OF COMMON STOCK AND
                                 $9.70 IN CASH


--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 23, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS IN THE EXCHANGE OFFER MAY
    BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
                                EXPIRATION DATE.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     IF YOU WISH TO TENDER YOUR EQUITY SECURITY UNITS IN THE EXCHANGE OFFER, YOU MUST SUBMIT THIS GOLD SECOND AMENDED AND RESTATED LETTER OF TRANSMITTAL, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED THE GRAY AND/OR BLUE LETTER OF TRANSMITTAL SENT TO YOU ON NOVEMBER 19, 2003, AND OCTOBER 24, 2003. THIS SECOND AMENDED AND RESTATED LETTER OF TRANSMITTAL WILL SUPERSEDE YOUR PREVIOUSLY SUBMITTED AMENDED AND RESTATED LETTER OF TRANSMITTAL AND/OR LETTER OF TRANSMITTAL. WE WILL NOT ACCEPT EQUITY SECURITY UNITS TENDERED PURSUANT TO A GRAY AMENDED AND RESTATED LETTER OF TRANSMITTAL OR A BLUE LETTER OF TRANSMITTAL.
--------------------------------------------------------------------------------


                         Deliver to the Exchange Agent:

                                    THE BANK OF NEW YORK

       By Registered or Certified Mail                   By Facsimile Transmission:
              or Hand Delivery:                       (For Eligible Institutions only)

             The Bank of New York                              (212) 298-1915
 Corporation Trust Operations Reorganization               Confirm by telephone:
                      Unit                                     (212) 815-5098
          101 Barclay Street-7 East
              New York, NY 10286
          Attention: Bernard Arsenec

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the Second Amended and Restated Confidential Offering Memorandum dated December 2, 2003 (the "Offering Memorandum") of El Paso Corporation, a Delaware corporation ("El Paso"), and this Second Amended and Restated Letter of Transmittal (the "Letter of Transmittal"), which together describe the offer of El Paso (the "exchange offer") to exchange 2.5063 shares of its common stock, par value $3.00 per share (the "Common Stock") and cash in the amount of $9.70 (together, the "Exchange Consideration"), for up to 10,350,000 of its outstanding 9.00% Equity Security Units (the "Equity Security Units"). Certain terms used but not defined herein have the respective meanings given to them in the Offering Memorandum.



     El Paso reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term "expiration date" shall mean the latest date to which the exchange offer is extended. El Paso shall give notice of any extension by giving oral, confirmed in writing, or written notice to the exchange agent and by making a public announcement by press release prior to 9:00 a.m., New York City time, on the first business day after the previously scheduled expiration date. El Paso also expressly reserves the right, at any time, regardless of whether or not the conditions to the exchange offer have been satisfied, subject to and in accordance with applicable law, to terminate or withdraw the exchange offer, by giving written notice of such termination or withdrawal to the exchange agent. The term "business day" shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.


     This Letter of Transmittal is to be used by a holder of Equity Security Units if (i) certificates representing Equity Security Units are to be physically forwarded herewith to the exchange agent or (ii) if delivery of Equity Security Units is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offering Memorandum under the caption "The Exchange Offer -- Procedures for Exchanging Equity Security Units." Tenders by book-entry transfer may also be made by delivering an agent's message (as defined in the Offering Memorandum) pursuant to DTC's Automated Tender Offer Program in lieu of this Letter of Transmittal. Holders of Equity Security Units whose Equity Security Units are not immediately available, or who are unable to deliver their Equity Security Units and all other documents required by this Letter of Transmittal to the exchange agent on or prior to the expiration date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Equity Security Units according to the guaranteed delivery procedures set forth in the Offering Memorandum under the caption "The Exchange Offer -- Procedures for Exchanging Equity Security Units -- Guaranteed Delivery." See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "holder" with respect to the exchange offer means any person in whose name Equity Security Units are registered on the books of El Paso or any other person who has obtained a properly completed stock power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their Equity Security Units must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE OFFERING MEMORANDUM CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE FOR ADDITIONAL COPIES OF THE OFFERING MEMORANDUM AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Equity Security Units to which this Letter of Transmittal relates. If the space below is inadequate, list the certificate numbers and number of units on a separate signed schedule and affix the list to this Letter of Transmittal.


--------------------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF EQUITY SECURITY UNITS TENDERED
--------------------------------------------------------------------------------------------------------------------------
                                                                                        TENDERED
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) OR NAME OF DTC                    EQUITY SECURITY UNITS
PARTICIPANT AND PARTICIPANT'S DTC ACCOUNT NUMBER IN WHICH THE  -----------------------------------------------------------
                EQUITY SECURITY UNITS ARE HELD                     CERTIFICATE       NUMBER OF UNITS     NUMBER OF UNITS
                   (PLEASE FILL IN BLANK).                         NUMBER(S)*          TENDERED**         NOT TENDERED
--------------------------------------------------------------------------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------
                                                               Total Units
                                                               Tendered***
--------------------------------------------------------------------------------------------------------------------------
 *   Need not be completed by book-entry holders.
 **  Unless otherwise specified, it will be assumed that the entire number of units set forth above is being tendered.
 *** If you do not designate an order, in the event that less than all Equity Security Units tendered are exchanged due to proration, Equity Security Units will be selected for purchase by DTC. See Instruction 10.
--------------------------------------------------------------------------------------------------------------------------


[ ]  CHECK HERE IF TENDERED EQUITY SECURITY UNITS ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED EQUITY SECURITY UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS
     ONLY):

     Name of Tendering
     Institution:
                 ---------------------------------------------------------------

     Account
     Number:
            --------------------------------------------------------------------

     Transaction Code
     Number:
            --------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED EQUITY SECURITY UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name(s) of registered holder(s) of Equity Security
     Units:
           ---------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed
     Delivery:
              ------------------------------------------------------------------

     Window ticket number (if available):
                                         ---------------------------------------

     Name of Eligible Institution that Guaranteed
     Delivery:
              ------------------------------------------------------------------

     Account number (if delivered by book-entry
     transfer):
               -----------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     Subject to the terms and conditions of the exchange offer, including the proration provisions, the undersigned hereby tenders to El Paso for exchange the number of Equity Security Units indicated above. Subject to and effective upon the acceptance for exchange of the number of Equity Security Units tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to El Paso all right, title and interest in and to the Equity Security Units tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, as the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of El Paso in connection with the exchange offer) with respect to the tendered Equity Security Units with full power of substitution to:


     - deliver such Equity Security Units, or transfer ownership of such Equity Security Units on the account books maintained by the DTC, to El Paso and deliver all accompanying evidences of transfer and authenticity, and

     - present such Equity Security Units for transfer on the books of El Paso and receive all benefits and otherwise exercise all rights of beneficial ownership of such Equity Security Units,

all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE EQUITY SECURITY UNITS TENDERED HEREBY AND TO ACQUIRE THE EXCHANGE CONSIDERATION ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED EQUITY SECURITY UNITS, AND THAT EL PASO WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIM, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE BY EL PASO.

     The undersigned acknowledge(s) that this exchange offer is being made in reliance upon an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the "Securities Act"). Section 3(a)(9) provides that the registration requirements of the Securities Act will not apply to "any security exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange." The exchange offer is also, pursuant to Section 18(b)(4)(C) of the Securities Act, exempt from the registration and qualification requirements of state securities laws. El Paso has no contract, arrangement, or understanding relating to, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent, or any other person for soliciting the undersigned to accept or reject the exchange offer. In addition, none of El Paso's financial advisors and no broker, dealer, salesperson, agent, or any other person is engaged or authorized to express any statement, opinion, recommendation, or judgment with respect to the relative merits and risks of the exchange offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or El Paso to be necessary or desirable to complete the exchange, assignment and transfer of the Equity Security Units tendered hereby, including the transfer of such Equity Security Units on the account books maintained by DTC.


     For purposes of the exchange offer, El Paso shall be deemed to have accepted for exchange validly tendered Equity Security Units when, as and if El Paso gives oral or written notice thereof to the exchange agent. Any tendered Equity Security Units that are not accepted for exchange pursuant to the exchange offer for any reason, including due to the proration provisions, will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" promptly after the expiration date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned acknowledges that the acceptance of properly tendered Equity Security Units by El Paso pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Equity Security Units" in the Offering Memorandum and in the instructions hereto will constitute a binding agreement between the undersigned and El Paso upon the terms and subject to the conditions of the exchange offer.


     Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Consideration issued in exchange for the Equity Security Units accepted for exchange, and return any Equity Security Units not tendered or not exchanged for any reason, including due to the proration provisions, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Consideration issued in exchange for the Equity Security Units accepted for exchange and any Equity Security Units not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Consideration issued in exchange for the Equity Security Units accepted for exchange in the name(s) of, and return any Equity Security Units not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that El Paso has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Equity Security Units from the name of the registered holder(s) thereof if El Paso does not accept for exchange any of the Equity Security Units so tendered for exchange.

--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

        To be completed ONLY (i) if Equity Security Units in an amount not tendered, or Exchange Consideration issued in exchange for Equity Security Units accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Equity Security Units tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

   Issue Exchange Consideration and/or Equity Security Units to:

   Name:
        --------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)
   Address:
           -----------------------------------------------------------------


           -----------------------------------------------------------------
                               (INCLUDE ZIP CODE)

           -----------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

   [ ] Credit unexchanged Equity Security Units delivered by book-entry transfer to DTC account number set forth below:

       DTC account number:
                          --------------------------------------------------

                         (COMPLETE SUBSTITUTE FORM W-9)

 -------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

        To be completed ONLY if Equity Security Units in an amount not tendered, or Exchange Consideration issued in exchange for Equity Security Units accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

   Mail or deliver Exchange Consideration and/or Equity Security Units to:

   Name:
        ------------------------------------------------------------------------
                                (PLEASE PRINT OR TYPE)
   Address:
           ---------------------------------------------------------------------


           ---------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

           ---------------------------------------------------------------------
                    (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT
             PLEASE SIGN HERE WHETHER OR NOT EQUITY SECURITY UNITS
                      ARE BEING PHYSICALLY TENDERED HEREBY
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

X
  ------------------------------------------------------------------------------

X
  ------------------------------------------------------------------------------
      (SIGNATURE(S) OF REGISTERED HOLDER(S) OF EQUITY SECURITY UNITS)

Dated:                                      , 2003
       ------------------------------------

(The above lines must be signed by the registered holder(s) of Equity Security Units as name(s) appear(s) on the Equity Security Units or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed stock power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Equity Security Units to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by El Paso, submit evidence satisfactory to El Paso of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name:
     ---------------------------------------------------------------------------
                            (PLEASE TYPE OR PRINT)

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


Area Code and Telephone Number:
                               -------------------------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution: ----------------------------
                                                       (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Dated:                                    , 2003
      ------------------------------------


--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Equity Security Units or Book-Entry Confirmations. All physically delivered Equity Security Units or any confirmation of a book-entry transfer to the exchange agent's account at DTC of Equity Security Units tendered by book-entry transfer (a "book-entry confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent's message (as defined in the Offering Memorandum) in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the expiration date. The method of delivery of the tendered Equity Security Units, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the expiration date. No Letter of Transmittal or Equity Security Units should be sent to El Paso.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Equity Security Units and whose Equity Security Units are not immediately available or who cannot deliver their Equity Security Units, this Letter of Transmittal or any other documents required hereby to the exchange agent prior to the expiration date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an agent's message (as defined in the Offering Memorandum), must tender their Equity Security Units according to the guaranteed delivery procedures set forth in the Offering Memorandum. Pursuant to such procedures:

     - such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "eligible institution");

     - prior to the expiration date, the exchange agent must have received from the eligible institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Equity Security Units, the registration number(s) of such Equity Security Units and the total principal amount of Equity Security Units tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, this Letter of Transmittal (or facsimile hereof) together with the Equity Security Units in proper form for transfer (or a book-entry confirmation) and any other documents required hereby, will be deposited by the eligible institution with the exchange agent; and

     - the certificates for all physically tendered shares of Equity Security Units, in proper form for transfer (or book-entry confirmation, as the case may be) and all other documents required hereby are received by the exchange agent three New York Stock Exchange trading days after the expiration date.

     Any holder of Equity Security Units who wishes to tender Equity Security Units pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the expiration date. Upon request of the exchange agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Equity Security Units according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer -- Procedures for Tendering Equity Security Units -- Guaranteed Delivery" section of the Offering Memorandum.

     3. Tender by Holder. Only a holder of Equity Security Units may tender such Equity Security Units in the exchange offer. Any beneficial owner of Equity Security Units who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of

Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Equity Security Units, either make appropriate arrangements to register ownership of the Equity Security Units in such beneficial owner's name or obtain a properly completed stock power from the registered holder.

     4. Partial Tenders. Tenders of Equity Security Units will be accepted only in whole units. If less than all of the units are tendered, the tendering holder should fill in the number of units tendered in the third column of the box entitled "Description of Equity Security Units Tendered" above. The entire number of units delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire number of units is not tendered, then Equity Security Units for the number of units not tendered and Exchange Consideration issued in exchange for any Equity Security Units accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Equity Security Units are accepted for exchange.

     5. Signatures on this Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Equity Security Units tendered hereby, the signature must correspond with the name(s) as written on the face of the Equity Security Units without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Equity Security Units.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Equity Security Units listed and tendered hereby and the Exchange Consideration issued in exchange therefor are to be issued (or any untendered Equity Security Units are to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Equity Security Units, nor provide a separate stock power. In any other case, such holder must either properly endorse the Equity Security Units tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signatures on the endorsement or stock power guaranteed by an eligible institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Equity Security Units listed, such Equity Security Units must be endorsed or accompanied by appropriate stock powers, in each case signed as the name of the registered holder or holders appears on the Equity Security Units.

     If this Letter of Transmittal (or facsimile hereof) or any Equity Security Units or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by El Paso, evidence satisfactory to El Paso of their authority to act must be submitted with this Letter of Transmittal.

     Endorsements on Equity Security Units or signatures on stock powers required by this Instruction 5 must be guaranteed by an eligible institution.

     No signature guarantee is required if:

     - this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Equity Security Units tendered herein (or by a participant in the DTC whose name appears on a security position listing as the owner of the tendered Equity Security Units) and the Exchange Consideration is to be issued directly to such registered holder(s) (or, if signed by a participant in the DTC, deposited to such participant's account at such DTC) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed; or

     - such Equity Security Units are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

     6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which Exchange Consideration or substitute Equity Security Units for units not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. El Paso will pay all transfer taxes, if any, applicable to the exchange of Equity Security Units pursuant to the exchange offer. If, however, Equity Security Units not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Equity Security Units tendered hereby, or if tendered Equity Security Units are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Equity Security Units pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE EQUITY SECURITY UNITS LISTED IN THIS LETTER OF TRANSMITTAL.

     8. Tax Identification Number. Federal income tax law requires that a holder of any Equity Security Units that are accepted for exchange must provide El Paso (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If El Paso is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that:

     - the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends; or

     - the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the Equity Security Units are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     El Paso reserves the right in its sole discretion to take whatever steps are necessary to comply with El Paso's obligations regarding backup withholding.

     9. Fractional Shares. Fractional shares of Common Stock will not be issued in the exchange offer. Instead, El Paso will pay cash in lieu of fractional shares based on the applicable market value of our common stock on the last full business day before the expiration date. El Paso will not pay interest on the cash in lieu of fractional shares. For these purposes, the "applicable market value" of our common stock on any date of determination means the closing price per share of our common stock on the NYSE on such date. The applicable market value of our common stock shall be determined by reference to Bloomberg Financial Markets page AQR or any successor or replacement page. If our common stock is not listed on the NYSE on any such date, the applicable market value of our common stock shall be determined by reference to the Bloomberg Financial Markets page that reports such information with respect to our common stock for the national or regional securities exchange, the Nasdaq Stock Market or the over-the-counter market that is the primary market for the trading of our common stock. If such information is not available on any Bloomberg page, the applicable market value shall be the last quoted bid price for our common stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization. If the bid price is not available, the applicable market value shall be the market value of our common stock on the date of determination as determined by a nationally recognized independent investment banking firm retained by us for this purpose.


     10. Order of Exchange in Event of Proration. As described in the section of the Offering Memorandum titled "The Exchange Offer -- Priority of Exchanges and Proration," holders can specify in the "Description of Equity Security Units Tendered" box of this Letter of Transmittal the order in which specified portions of their Equity Security Units will be exchanged if, as a result of the proration provisions, some but not all of the tendered shares are exchanged in the exchange offer. The order of exchange may have an effect on the federal income tax treatment of the consideration for the shares exchanged. See "United States Federal Income Tax Consequences" of the Offering Memorandum.



     11. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Equity Security Units will be determined by El Paso in its sole discretion, which determination will be final and binding. El Paso reserves the absolute right to reject any and all Equity Security Units not properly tendered or any Equity Security Units the acceptance of which would, in the opinion of El Paso or its counsel, be unlawful. El Paso also reserves the absolute right to waive any defects or irregularities in tenders as to particular Equity Security Units. The interpretation of the terms and conditions by El Paso of the exchange offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Equity Security Units must be cured within such time as El Paso shall determine. Neither El Paso, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Equity Security Units nor shall any of them incur any liability for failure to give such information.



     12. Waiver of Conditions. El Paso reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the Offering Memorandum. Any waiver will apply to all equity security units tendered, regardless of when or in what order such units were tendered.



     13. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Equity Security Units or transmittal of this Letter of Transmittal will be accepted.



     14. Mutilated, Lost, Stolen or Destroyed Equity Security Units. Any holder whose Equity Security Units have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.



     15. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Offering Memorandum or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.



     16. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Offering Memorandum under the caption "The Exchange Offer -- Withdrawals of Tenders."


IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE EQUITY SECURITY UNITS DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

----------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                   PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
 FORM W-9                     THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.  ----------------------------
 UNITED STATES DEPARTMENT OF                                                        Social Security Number(s)
 THE TREASURY
 INTERNAL REVENUE SERVICE                                                                      or

                                                                                  ----------------------------
                                                                                     Employer Identification
                                                                                             Number
                             -----------------------------------------------------------------------------------
 PAYER'S REQUEST FOR          PART 2 -- Certification -- Under penalties of
 TAXPAYER IDENTIFICATION      perjury, I certify that:                                      PART 3 --
 NUMBER ("TIN")                                                                           Awaiting TIN
                              (1) The number shown on this form is my correct
                                  taxpayer identification number (or I am                      [ ]
                                  waiting for a number to be issued to me), and
                              (2) I am not subject to backup withholding either
                                  because I have not been notified by Internal
                                  Revenue Service ("IRS") that I am subject to
                                  backup withholding as a result of a failure to
                                  report all interest or dividends or the IRS
                                  has notified me that I am no longer subject to
                                  backup withholding.
                             -----------------------------------------------------------------------------------
                              CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.
----------------------------------------------------------------------------------------------------------------

 Signature                                                                 Date                         , 2003
          ----------------------------------------------------------------      ------------------------

 Name (Please Print)
                    ------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate United States Internal Revenue Service Center or Social Security Administration Office, or (2) if I do not provide a taxpayer identification number to the payer within 60 days, I will be subject to backup withholding tax of 31% of all reportable payments made to me thereafter until I provide a taxpayer identification number.

Signature                                       Date                     , 2003
         ------------------------------------        --------------------

Name (Please Print)
                   --------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------
                                   GIVE THE
        FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                   NUMBER OF--
------------------------------------------------------
 1.  An individual's account       The individual

 2.  Two or more individuals       The actual owner of
     (joint account)               the account or, if
                                   combined funds, any
                                   one of the
                                   individuals(1)

 3.  Husband and wife (joint       The actual owner of
     account)                      the account or, if
                                   joint funds, either
                                   person(1)

 4.  Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)

 5.  Adult and minor (joint        The adult or, if
     account)                      the minor is the
                                   only contributor,
                                   the minor(l)

 6.  Account in the name of        The ward, minor, or
     guardian or committee for a   incompetent
     designated ward, minor, or    person(3)
     incompetent person

 7.  a. The usual revocable        The grantor-
        savings trust account      trustee(1)
        (grantor is also trustee)

     b. So-called trust account    The actual owner(1)
        that is not a legal or
        valid trust under State
        law
------------------------------------------------------


------------------------------------------------------
                                   GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:          IDENTIFICATION
                                   NUMBER OF--
------------------------------------------------------
 8.  Sole proprietorship account   The owner(4)

 9.  A valid trust, estate, or     Legal entity (Do
     pension trust                 not furnish the
                                   identifying number
                                   of the personal
                                   representative or
                                   trustee unless the
                                   legal entity itself
                                   is not designated
                                   in the account
                                   title.)(5)

10.  Corporate account             The corporation

11.  Religious, charitable, or     The organization
     educational organization
     account

12.  Partnership account held in   The partnership
     the name of the business

13.  Association, club or other    The organization
     tax-exempt organization

14.  A broker or registered        The broker or
     nominee                       nominee

15.  Account with the Department   The public entity
     of Agriculture in the name
     of a public entity (such as
     a State or local government,
     school district, or prison)
     that receives agricultural
     program payments
------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a new number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments including the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under Section 501(a) or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under Section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in
    Section 4947(a)(l).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under Section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of personage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to nominees.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt interest dividends under Section 852).
  - Payments described in Section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under Section 1451.
  - Payments made on certain foreign organizations.
  - Payments made to a nominee.
  Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.
  FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041(a), 6045 and 6050A.

PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                       FOR ADDITIONAL INFORMATION CONTACT
                           YOUR TAX CONSULTANT OR THE
                            INTERNAL REVENUE SERVICE